FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
712 Fifth Ave, 12TH Floor
New York, NY 10019
212-506-3870

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND SIX MONTHS ENDED JUNE 30, 2013
Highlights

•	Adjusted Funds from Operations (“AFFO”) of $0.16 and $0.36 per share-diluted (see Schedule I).

•	Commercial real estate ("CRE") loan originations of $152.8 million and $248.6 million, for the six and twelve months ended June 30, 2013, respectively.

•	Completed a Deutsche Bank AG CRE loan term financing facility on July 19, 2013 for $200 million with a one-year term and the right to extend an additional two years to July 16, 2016.

•	Book value allocable to common shares of $5.55 per share at June 30, 2013 (see Schedule II).

•	Common stock cash dividend of $0.20 and $0.40 per share.

•	CRE net loan origination of $42.9 million ($91.3 of gross production offset by $48.4 million of sales/pay-offs/paydowns) during the three months ended June 30, 2013.

•	Dividend guidance of $0.20 per common share per quarter reaffirmed for the remainder of 2013.

New York, N.Y., August 6, 2013 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on CRE assets, commercial mortgage-backed securities (“CMBS”), commercial finance assets and other investments, reported results for the three and six months ended June 30, 2013.

•
AFFO for the three and six months ended June 30, 2013 was $19.6 million, or $0.16 per share-diluted and $40.6 million, or $0.36 per share-diluted, respectively, as compared to $22.2 million, or $0.26 per share-diluted and $40.8 million, or $0.49 per share-diluted for the three and six months ended June 30, 2012, respectively. A reconciliation of GAAP net income to AFFO is set forth in Schedule I of this release.

•
GAAP net income allocable to common shares for the three and six months ended June 30, 2013 was $6.5 million, or $0.05 per share-diluted and $18.1 million, or $0.16 per share-diluted, respectively, as compared to $16.4 million, or $0.20 per share-diluted and $30.9 million, or $0.37 per share-diluted for the three and six months ended June 30, 2012, respectively.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, “During the second quarter Resource Capital originated $91 million of commercial real estate loans, nearly a 50% increase over the first quarter, and we expect to grow originations meaningfully looking forward.  Our increased capital base gives us confidence that our originations and AFFO will increase, driven  by our ability to originate commercial real estate loans at slightly higher rates and larger size; moving to a more direct middle market approach on the corporate credit side of our business; looking to securitize our CRE portfolio in the near future; augmenting our ability to leverage our capital with our signing a $200 million DB facility in addition to our $250 million facility with Wells Fargo; and the continuation of the current benign credit environment.“

Additional highlights:
Commercial Real Estate

•	CRE loan portfolio is comprised of approximately 88% senior whole loans as of June 30, 2013, as compared to 85% at December 31, 2012.

•
RSO closed $223.6 million of new whole loans in the last 12 months with a weighted average yield of 6.50%, including origination fees. In addition, RSO funded $9.8 million of previous loan commitments on existing loans for total production of $233.4 million in the last 12 months. During the 12 month period, RSO also acquired $15.2 million of mezzanine loans with a weighted average yield of 20.0%.

The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the three, six and 12 months ended June 30, 2013 (in millions, except percentages):

	Three Months Ended	Six Months Ended	12 Months Ended	Floating Weighted Average Spread (1) (2)	Weighted Average Fixed Rate
	June 30, 2013	June 30, 2013	June 30, 2013
New whole loans production (3)	$91.3	$152.8	$233.4	5.12%	—%
Acquisition of loans	—	—	15.2	—%	20.00%
Loan production, gross	91.3	152.8	248.6
Payoffs (4)	(15.9)	(60.6)	(130.3)
Subtotal	75.4	92.2	118.3
Sales	(29.9)	(63.9)	(63.9)
Principal paydowns	(2.6)	(2.7)	(9.6)
Loans, net (5)	$42.9	$25.6	$44.8
________________

(1)
Represents the weighted average rate above the one-month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of June 30, 2013. Of these loans, $424.6 million have LIBOR floors with a weighted average floor of 1.85%.

(2)	Reflects rates on RSO's portfolio balance as of June 30, 2013.

(3)	Whole loan production includes the funding of previous commitments of $4.4 million, $7.2 million and $9.8 million for the three, six and 12 months ended June 30, 2013.

(4)	CRE loan payoffs and extensions resulted in $505,000 in extension and exit fees during the three months ended June 30, 2013.

(5)	The basis of net new loans does not include provisions for losses on legacy CRE loans of $0.7 million, $1.9 million and $3.3 million for the three, six and 12 months ended June 30, 2013.
CMBS

•
During the six months ended June 30, 2013, RSO acquired $19.0 million, par value, of CMBS. These 2013 CMBS purchases were in part financed by RSO's Wells Fargo repurchase facility and were AAA rated by at least one rating agency. In addition, RSO acquired $37.8 million, par value, of CMBS which were also partially financed by 30-day repurchase contracts with a repurchase value of $23.6 million. Also, during the six months ended June 30, 2013, RSO acquired $37.9 million, par value, of CMBS, which were not financed with debt.

Commercial Finance - Syndicated Bank Loans

•
RSO's bank loan portfolio, including asset-backed securities (“ABS”), corporate bonds and certain loans held for sale, at the end of the second quarter of 2013 was $1.1 billion, at amortized cost, with a weighted-average spread of one-month and three-month LIBOR plus 3.35% at June 30, 2013. RSO's bank loan portfolio is 100% match-funded through five collateralized loan obligation (“CLO”) issuances.

•
During the three and six months ended June 30, 2013, RSO bought bank loans through its CLOs with a par value of $146.2 million and $232.7 million, respectively, at a net discount of $1.6 million and $2.9 million, respectively. These purchased loans have an aggregate weighted average unlevered annual yield of approximately 3.55% and 4.02%, respectively.

•	RSO, through its subsidiary, Resource Capital Asset Management, earned $2.9 million of net fees during the six months ended June 30, 2013.

Corporate

•
RSO completed a follow-on common stock offering, including over-allotment exercise for a total of 18.7 million shares during April 2013, at a net price of $6.14 per share after underwriting commissions for net proceeds of $114.6 million.

•	RSO issued 2.9 million shares of its common stock through a dividend reinvestment plan, at a net price of $6.20 per share for net proceeds of $18.2 million during the six months ended June 30, 2013.

•
RSO also sold 1.9 million shares of its 8.25% Series B cumulative Preferred Stock at a weighted average price of $24.86 with a liquidation preference of $25.00 per share for net proceeds of $47.4 million during the six months ended June 30, 2013 pursuant to an at-the-market program.

Investment Portfolio

The table below summarizes the amortized cost and net carrying amount of RSO's investment portfolio as of June 30, 2013, classified by interest rate and by asset type. The following table includes both (i) the amortized cost of RSO's investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO's investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):

	Amortized cost	Dollar price	Net carrying amount	Dollar price	Net carrying amount less amortized cost	Dollar price
Floating rate
RMBS	$1,956	21.08%	$649	6.99%	$(1,307)	(14.09)%
CMBS-private placement	27,439	100.00%	15,293	55.73%	(12,146)	(44.27)%
Structured notes	8,471	22.72%	11,617	31.15%	3,146	8.43%
Mezzanine loans (1)	16,746	100.10%	16,541	98.87%	(205)	(1.23)%
Whole loans (1)	608,707	99.58%	599,693	98.11%	(9,014)	(1.47)%
Bank loans (2)	980,760	98.49%	976,472	98.06%	(4,288)	(0.43)%
Loans held for sale (3)	20,127	93.70%	20,127	93.70%	—	—%
ABS Securities	23,687	89.47%	24,976	94.34%	1,289	4.87%
Corporate Bonds	34,096	101.11%	33,533	99.44%	(563)	(1.67)%
Total floating rate	1,721,989	96.31%	1,698,901	95.02%	(23,088)	(1.29)%
Fixed rate
CMBS-private placement	157,188	77.61%	161,206	79.60%	4,018	1.99%
CMBS-Linked Transactions	31,109	108.37%	25,281	88.07%	(5,828)	(20.30)%
B notes (1)	16,265	99.40%	16,068	98.19%	(197)	(1.21)%
Mezzanine loans (1)	50,264	99.80%	49,837	98.95%	(427)	(0.85)%
Loans receivable-related party	7,962	100.00%	7,962	100.00%	—	—%
Total fixed rate	262,788	85.90%	260,354	85.10%	(2,434)	(0.80)%
Other (non-interest bearing)
Property available-for-sale	19,620	100.00%	19,620	100.00%	—	—%
Investment in real estate	55,361	100.00%	55,361	100.00%	—	—%
Investment in unconsolidated entities	63,405	100.00%	63,405	100.00%	—	—%
Total other	138,386	100.00%	138,386	100.00%	—	—%
Grand total	$2,123,163	95.12%	$2,097,641	93.97%	$(25,522)	(1.15)%

(1)	Net carrying amount includes an allowance for loan losses of $9.8 million at June 30, 2013, allocated as follows: B notes $197,000, mezzanine loans $632,000 and whole loans $9.0 million.

(2)	Net carrying amount includes allowance for loan losses of $4.3 million as of June 30, 2013.

(3)	Loans held for sale are carried at the lower of cost or fair market value. Amortized cost is equal to fair value.

Liquidity
At July 31, 2013, after paying RSO's second quarter 2013 common and preferred stock dividends, RSO's liquidity is derived from three primary sources:

•	unrestricted cash and cash equivalents of $146.4 million, restricted cash of $2.2 million in margin call accounts and $4.7 million in the form of real estate escrows, reserves and deposits;

•
capital available for reinvestment in one of its collateralized debt obligation ("CDO") and two CLO entities of $28.4 million, of which $710,000 is designated to finance future funding commitments on CRE loans; and

•	loan principal repayments that will pay down outstanding CLO notes of $66.2 million and $7.3 million in interest collections.
In addition, RSO has funds available through three term financing facilities to finance the origination of CRE loans of $123.2 million and $200.0 million and to finance the purchase of CMBS of $41.0 million, respectively.
Capital Allocation
As of June 30, 2013, RSO had allocated its invested equity capital among its targeted asset classes as follows: 77% in CRE assets, 18% in commercial finance assets and 5% in other investments.
Supplemental Information
The following schedules of reconciliations or supplemental information as of June 30, 2013 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income to Funds from Operations (“FFO”) and AFFO.

•	Schedule II - Book value allocable to common shares rollforward.

•	Schedule III - Summary of CDO and CLO Performance Statistics.

•	Supplemental Information regarding loan investment statistics, CRE loans and bank loans.
About Resource Capital Corp.
RSO is a diversified real estate finance company that is organized and conducts its operations to qualify as a REIT for federal income tax purposes. RSO's investment strategy focuses on CRE assets, and, to a lesser extent, commercial finance assets and other investments. RSO invests in the following asset classes: CRE-related assets such as commercial real estate property, whole loans, A-notes, B-notes, mezzanine loans, CMBS and investments in real estate joint ventures as well as commercial finance assets such as bank loans, lease receivables, other asset-backed securities, corporate bonds, trust preferred securities, debt tranches of CDOs, structured note investments, and private equity investments principally issued by financial institutions.
RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of Resource America, Inc. (NASDAQ: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit RSO's website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourceamerica.com.

Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. RSO's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on RSO's loans or on loans underlying its investments;

•	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO's ability to originate loans.
For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and the risks expressed in other of its public filings with the Securities and Exchange Commission.
RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.
The remainder of this release contains RSO's unaudited consolidated balance sheets, unaudited consolidated statements of income, a reconciliation of GAAP net income to FFO and AFFO, a book value allocable to common shares rollforward, a summary of CDO and CLO performance statistics and supplemental information regarding RSO's CRE loan and bank loan portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2013	December 31, 2012
	(Unaudited)
ASSETS (1)
Cash and cash equivalents	$168,402	$85,278
Restricted cash	100,961	94,112
Property available-for-sale	19,620	—
Investment securities, trading	12,266	24,843
Investment securities available-for-sale, pledged as collateral, at fair value	194,649	195,200
Investment securities available-for-sale, at fair value	40,359	36,390
Linked transactions, net at fair value	25,281	6,835
Loans held for sale	20,127	48,894
Investment in real estate	55,361	75,386
Loans, pledged as collateral and net of allowances of $14.1 million and $17.7 million	1,658,611	1,793,780
Loans receivable–related party	7,962	8,324
Investments in unconsolidated entities	63,405	45,413
Interest receivable	8,090	7,763
Deferred tax asset	3,120	2,766
Principal paydown receivable	3,133	25,570
Intangible assets	12,196	13,192
Prepaid expenses	6,118	10,396
Other assets	2,819	4,109
Total assets	$2,402,480	$2,478,251
LIABILITIES (2)
Borrowings	$1,558,910	$1,785,600
Distribution payable	26,694	21,655
Accrued interest expense	3,276	2,918
Derivatives, at fair value	12,705	14,687
Accrued tax liability	3,817	13,641
Deferred tax liability	8,376	8,376
Accounts payable and other liabilities	11,258	18,029
Total liabilities	1,625,036	1,864,906
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 8.50% Series A 100,000,000 shares authorized, 676,373 shares issued and outstanding	1	1
Preferred stock, par value $0.001: 8.25% Series B 100,000,000 shares authorized, 3,072,767 and 1,126,898 shares issued and outstanding	3	1
Common stock, par value $0.001: 500,000,000 shares authorized; 126,992,913 and 105,118,093 shares issued and outstanding (including 3,011,215 and 3,308,343 unvested restricted shares)	127	105
Additional paid-in capital	1,022,253	836,053
Accumulated other comprehensive loss	(20,106)	(27,078)
Distributions in excess of earnings	(224,834)	(195,737)
Total stockholders’ equity	777,444	613,345
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,402,480	$2,478,251

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Continued)
(in thousands, except share and per share data)

	June 30, 2013	December 31, 2012
	(Unaudited)
(1) Assets of consolidated Variable Interest Entities ("VIEs") included in the total assets above:
Restricted cash	$94,285	$90,108
Investments securities available-for-sale, pledged as collateral, at fair value	136,249	135,566
Loans held for sale	20,126	14,894
Loans, pledged as collateral and net of allowances of $9.5 million and $15.2 million	1,410,187	1,678,719
Interest receivable	5,654	5,986
Prepaid expenses	220	328
Principal paydown receivable	31	25,570
Other assets	35	333
Total assets of consolidated VIEs (a)	$1,666,787	$1,951,504

(2) Liabilities of consolidated VIEs included in the total liabilities above:
Borrowings	$1,345,454	$1,614,882
Accrued interest expense	2,429	2,666
Derivatives, at fair value	12,237	14,078
Accounts payable and other liabilities	683	698
Total liabilities of consolidated VIEs (b)	$1,360,803	$1,632,324

(a) Assets of each of the consolidated VIEs may only be used to settle the obligations of each respective VIE.
(b) The creditors of the Company's VIEs have no recourse to the general credit of the Company.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
REVENUES
Interest income:
Loans	$26,184	$23,012	$53,996	$46,627
Securities	3,896	3,551	7,538	6,956
Interest income − other	635	3,157	2,501	5,986
Total interest income	30,715	29,720	64,035	59,569
Interest expense	11,134	8,869	22,299	17,252
Net interest income	19,581	20,851	41,736	42,317
Rental income	5,052	2,034	11,226	3,953
Dividend income	17	17	33	34
Equity in income (losses) of unconsolidated subsidiaries	72	(1,761)	(353)	(690)
Fee income	1,527	2,141	2,937	3,751
Net realized gain on sales of investment securities available-for-sale and loans	2,394	1,422	2,785	1,802
Net realized and unrealized (loss) gain on investment securities, trading	(1,751)	1,424	(635)	3,568
Unrealized (loss) gain and net interest income on linked transactions, net	(5,245)	134	(5,504)	253
Total revenues	21,647	26,262	52,225	54,988
OPERATING EXPENSES
Management fees − related party	2,915	4,548	5,893	7,991
Equity compensation − related party	2,155	1,140	5,746	2,008
Professional services	903	617	2,349	1,717
Insurance	212	159	374	317
Rental operating expense	3,624	1,309	7,561	2,629
General and administrative	1,267	1,470	3,140	2,533
Depreciation and amortization	999	1,364	2,137	2,725
Income tax expense	1,737	384	3,499	2,999
Net impairment losses recognized in earnings	535	32	556	171
(Benefit) provision for loan losses	(1,242)	4,253	(200)	6,431
Total operating expenses	13,105	15,276	31,055	29,521
	8,542	10,986	21,170	25,467
OTHER REVENUE (EXPENSE)
Gain on the extinguishment of debt	—	5,464	—	5,464
Total other revenue (expense)	—	5,464	—	5,464
NET INCOME	8,542	16,450	21,170	30,931
Net income allocated to preferred shares	(1,800)	(25)	(3,111)	(25)
Net income from non-controlling interests	(209)	—	—	—
NET INCOME ALLOCABLE TO COMMON SHARES	$6,533	$16,425	$18,059	$30,906
NET INCOME PER COMMON SHARE – BASIC	$0.05	$0.20	$0.16	$0.38
NET INCOME PER COMMON SHARE – DILUTED	$0.05	$0.20	$0.16	$0.37
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − BASIC	120,738,176	83,466,810	112,508,254	82,334,303
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING − DILUTED	122,283,503	84,188,216	113,832,183	83,040,604

SCHEDULE I

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO FFO and AFFO
(in thousands, except per share data)
(unaudited)

Funds from Operations
We evaluate our performance based on several performance measures, including funds from operations, or FFO, and adjusted funds from operations, or AFFO, in addition to net income.  We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts as net income (computed in accordance with GAAP), excluding gains or losses on the sale of depreciable real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated/uncombined partnerships and joint ventures.
AFFO is a computation made by analysts and investors to measure a real estate company’s cash flow generated by operations.  We calculate AFFO by adding or subtracting from FFO the non-cash impacts of the following: non-cash impairment losses resulting from fair value adjustments on financial instruments, provision for loan losses, non-economic income related to VIE accounting, gains on the extinguishment of debt, equity investment gains and losses, straight-line rental effects, share based compensation, amortization of various deferred items and intangible assets, gains on sales of property through a joint venture in addition to the cash impact of capital expenditures that are related to our real estate owned.
Management believes that FFO and AFFO are appropriate measures of our operating performance in that they are frequently used by analysts, investors and other parties in the evaluation of REITs.  Management uses FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP, and capital expenditures, that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods.
While our calculations of AFFO may differ from the methodology used for calculating AFFO by other REITs and our AFFO may not be comparable to AFFO reported by other REITs, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our performance with some other REITs.  Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP.  Furthermore FFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.  Neither FFO nor AFFO should be considered as an alternative to GAAP net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

The following table reconciles GAAP net income to FFO and AFFO for the periods presented (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income allocable to common shares - GAAP	$6,533	$16,425	$18,059	$30,906
Adjustments:
Real estate depreciation and amortization	592	779	1,265	1,489
Gains (losses) on sales of property (1)	—	—	22	(1,087)
FFO	7,125	17,204	19,346	31,308
Adjustments:
Non-cash items:
Adjust for impact of imputed interest on VIE accounting	1,090	—	—	—
(Benefit) provisions for loan losses	(1,928)	2,884	(1,734)	4,468
Amortization of deferred costs (non real estate) and intangible assets	1,604	2,336	3,470	3,991
Equity investment (gains) losses	(304)	1,275	32	1,275
Share-based compensation	2,155	1,140	5,746	2,008
Impairment losses	535	32	556	171
Unrealized loss on CMBS marks - linked transactions	6,385	—	6,385	—
Straight line rental adjustments	1	4	3	12
Gain on extinguishment of debt	—	(1,835)	—	(1,835)
REIT tax planning adjustments	1,632	—	2,358	—
Cash items:
Gains (losses) on sales of joint venture real estate interest (1)	—	—	(22)	1,087
Gain on the extinguishment of debt	1,716	—	5,301	—
Capital expenditures	(404)	(861)	(822)	(1,664)
AFFO	$19,607	$22,179	$40,619	$40,821

Weighted average shares – diluted	122,283,503	84,188,216	113,832,183	83,040,604

AFFO per share – diluted	$0.16	$0.26	$0.36	$0.49
__________________

(1)	Amount represents gains/losses on sales of joint venture real estate interests from a joint venture that were recorded by RSO on an equity basis.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
BOOK VALUE ALLOCABLE TO COMMON SHARES ROLLFORWARD
(dollars in thousands, except per share data)
(unaudited)

	Amount	Per Share
Book value at December 31, 2012, allocable to common shares (2)	$570,893	$5.61
Net income allocable to common shares - six months ended	18,059	0.16

Change in other comprehensive income:
Available-for-sale securities	4,771	0.04
Derivatives	2,175	0.02
Common dividends	(47,033)	(0.40)
Proceeds/Accretion from additional shares issued during the period (3)	138,771	0.12
Total net increases (decreases)	116,743	(0.06)
Book value at June 30, 2013, allocable to common shares (1)(3)	$687,636	$5.55
_________________

(1)	Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheet, of 3.0 million and 3.3 million shares as of June 30, 2013 and December 31, 2012, respectively.

(2)	Book value is calculated as total stockholder's equity of $777.4 million less preferred stock equity of $89.8 million.

(3)
Includes issuance of 18.7 million shares from our common stock offering, 2.9 million shares from our dividend reinvestment plan and 261,000 combined incentive management fee shares issued to the Manager and vesting of shares of restricted stock.

	Amount	Per Share
Book value at March 31, 2013, allocable to common shares (2)	$588,228	$5.60
Net income allocable to common shares - three months ended	6,533	0.05

Change in other comprehensive income:
Available-for-sale securities	56	—
Derivatives	1,468	0.01
Common dividends	(25,399)	(0.20)
Proceeds/Accretion from additional shares issued during the period (3)	116,750	0.09
Total net increases (decreases)	99,408	(0.05)
Book value at June 30, 2013, allocable to common shares (1)(3)	$687,636	$5.55
__________________

(1)	Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheet, of 3.0 million and 3.0 million shares as of March 31, 2013 and June 30, 2013, respectively.

(2)	Book value is calculated as total stockholder's equity of $777.4 million less preferred stock equity of $89.8 million.

(3)	Includes issuance of 18.7 million shares from our common stock offering and the issuance of 115,000 shares of restricted stock.

SCHEDULE III

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(unaudited)

Collateralized Debt Obligations - Distributions and Coverage Test Summary

The following table sets forth cash distributions from RSO's CDO investments and a summary of coverage test compliance for the CDO issuers for the periods presented:

		Cash Distributions		Annualized Interest Coverage Cushion	Overcollateralization Cushion
		Six Months Ended	Year Ended	As of	As of	As of Initial
		June 30,	December 31,	June 30,	June 30,	Measurement
Name	CDO Type	2013 (1)	2012 (1)	2013 (2) (3)	2013 (4)	Date
		(actual)	(actual)
Apidos CDO I (5)	CLO	$3,071	$7,971	$2,944	$13,157	$17,136
Apidos CDO III (6)	CLO	$3,937	$8,742	$3,354	$7,954	$11,269
Apidos Cinco CDO (7)	CLO	$6,339	$11,109	$5,979	$20,412	$17,774
Apidos CLO VIII (8)	CLO	$2,127	$2,992	$4,784	$15,245	$13,657
Whitney CLO I (9)	CLO	$1,111	$802	$11	$10,841	N/A
RREF 2006-1 (10)	CRE CDO	$21,634	$15,050	$8,204	$57,696	$24,941
RREF 2007-1 (11)	CRE CDO	$6,378	$13,226	$7,962	$43,535	$26,032
__________________

(1)
Distributions on retained equity interests in CDOs (comprised of note investments and preference share ownership) and principal paydowns on notes owned; RREF CDO 2006-1 includes $16.5 million and $2.3 million of paydowns as of June 30, 2013 and December 31, 2012, respectively.

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)	Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to RSO's preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

(5)	Apidos CDO I's reinvestment period expired in July 2011.

(6)	Apidos CDO III's reinvestment period expired in June 2012.

(7)	Apidos Cinco CDO's investment period ends in May 2014.

(8)
Distributions from Apidos CLO VIII includes $380,000 and $752,000 in base and subordinated management fees for the six months ended June 30, 2013 and year ended December 31, 2012, respectively; RSO's distributions represent 43% of the subordinated debt as a result of our investment of $15.0 million. Apidos CLO VIII's investment period ends in October 2014.

(9)
Whitney CLO I was acquired in October 2012. RSO holds 68.3% of the outstanding preference shares. Distributions from Whitney CLO I include $367,000 and $236,000 of collateral management fees for the six months ended June 30, 2013 and year ended December 31, 2012, respectively.

(10)	RREF CDO 2006-1's reinvestment period expired in September 2011.

(11)	RREF CDO 2007-1's reinvestment period expired in June 2012.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)

Loan Investment Statistics

The following table presents information on RSO's allowance for loan losses for the periods indicated:

	June 30,	December 31,
	2013	2012
	(Unaudited)
Allowance for loan losses:
Specific allowance:
Commercial real estate loans	$4,000	$2,142
Bank loans	3,351	3,236
Total specific allowance	7,351	5,378
General allowance:
Commercial real estate loans	5,844	5,844
Bank loans	936	6,469
Total general allowance	6,780	12,313
Total allowance for loans	$14,131	$17,691
Allowance as a percentage of total loans	0.8%	0.9%

Loans held for sale:
Commercial real estate loans	$—	$34,000
Bank loans	20,127	14,894
Total loans held for sale (1)	$20,127	$48,894
__________________

(1)	Loans held for sale are presented at the lower of cost or fair value.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents commercial real estate loan portfolio statistics as of June 30, 2013 (based on par value):

Security type:
Whole loans	88.0%
Mezzanine loans	9.7%
B Notes	2.3%
Total	100.0%

Collateral type:
Multifamily	33.2%
Retail	20.4%
Hotel	20.3%
Office	14.7%
Mixed Use	4.7%
Industrial	2.0%
Self-storage	0.9%
Other	3.8%
Total	100.0%

Collateral location:
Southern California	32.8%
Texas	18.5%
Northern California	8.5%
Arizona	7.6%
Washington	4.3%
Florida	2.8%
Other	25.5%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents bank loan portfolio statistics by industry as of June 30, 2013 (based on par value):

Industry type:
Healthcare, education and childcare	14.3%
Diversified/conglomerate service	9.8%
Broadcasting and entertainment	6.6%
Automobile	6.4%
Retail Stores	6.0%
Chemicals, plastics and rubber	5.8%
Hotels, motels, inns and gaming	4.0%
Electronics	3.8%
Personal, food and miscellaneous services	3.6%
Leisure, amusement, motion pictures, entertainment	3.1%
Telecommunications	3.0%
Aerospace and defense	2.8%
Finance	2.6%
Other	28.2%
Total	100.0%